Exhibit 99.1

News Release
WESCO International, Inc. / Suite 700, 225 West Station Square Drive / Pittsburgh, PA 15219
WESCO International, Inc. Reports
Fourth Quarter and Full-Year 2010 Results
➢	Fourth quarter results compared to prior year:
•	Net income of $35 million increased 60%

•	Operating margins improved to 4.5%, up 70 basis points

•	Consolidated sales of $1.3 billion increased 18%
➢	Full year sales increased 10% to $5.1 billion
PITTSBURGH, January 27, 2011/PRNewswire/ — WESCO International, Inc. (NYSE: WCC), a leading provider of electrical, industrial, and communications MRO and OEM products, construction materials, and advanced supply chain management and logistics services, today announced its 2010 fourth quarter and full-year financial results.
The following are results for the quarter-ended December 31, 2010 compared to the quarter-ended December 31, 2009:
•	Consolidated net sales were $1,331.6 million, compared to $1,132.7 million, an increase of 17.6%. Fourth quarter 2010 organic sales growth was 15.8% excluding a 1.1% positive impact from acquisitions and a 0.7% positive impact from foreign exchange rates. Fourth quarter 2010 sales increased 0.5% sequentially.

•	Gross profit was $270.3 million, or 20.3% of sales, for the fourth quarter of 2010, compared to $217.0 million, or 19.2% of sales, for the fourth quarter of 2009. Increased sales performance in the fourth quarter resulted in additional supplier volume rebates and favorable inventory adjustments which contributed to the improvement in gross margins.

•	Sales, general & administrative (SG&A) expenses were $204.1 million, or 15.3% of sales, for the current quarter, compared to $168.3 million, or 14.9% of sales, for the fourth quarter of 2009. WESCO’s fourth quarter 2009 SG&A expenses included a net favorable impact of approximately $6.0 million related to temporary cost and discretionary benefit reductions.

•	Operating profit was $60.0 million, or 4.5% of sales, for the current quarter, compared to $42.6 million, or 3.8% of sales, for the comparable 2009 quarter. After adjusting for the 2009 impact of the temporary cost and discretionary benefit reductions, operating margins improved by approximately 130 basis points.

•	Total interest expense for the fourth quarter of 2010 was $15.9 million, compared to $13.8 million for the fourth quarter of 2009. During the fourth quarter, WESCO resolved a tax matter involving intercompany transactions with its Canadian operations dating back to 1998, which resulted in increased interest expense of $4.2 million. Non-cash interest expense for the fourth quarter 2010 and 2009 was $0.5 million and $1.3 million, respectively.

•	The effective tax rate for the current quarter was 21.1%, compared to 26.6% for the prior year quarter. The resolution of the previously mentioned tax matter, net of other international tax items, decreased fourth quarter 2010 tax expense by $2.9 million.

•	Net income for the current quarter was $34.8 million compared to $21.8 million for the prior year quarter, an increase of 59.6%. The resolution of the previously mentioned tax matter, net of other international tax items, decreased fourth quarter 2010 net income by $1.3 million.

•	Diluted earnings per share for the fourth quarter of 2010 were $0.72 per share, based on 48.3 million shares outstanding, versus $0.51 per share in the fourth quarter of 2009, based on 42.9 million shares outstanding. The resolution of the previously mentioned tax matter, net of other international tax items, negatively impacted fourth quarter 2010 EPS by $0.03. In the prior year comparable quarter, temporary cost and discretionary benefit reductions contributed $0.10 to EPS.

•	Free cash flow for the fourth quarter of 2010 was $46.8 million, compared to a use of $1.7 million for the fourth quarter of 2009.
Mr. John J. Engel, WESCO’s Chief Executive Officer, stated, “Our fourth quarter results marked a strong close to an excellent year. Execution of our growth strategy is on track and we are pleased with the increasing momentum in our business during 2010. After declining 3% in the first quarter, sales grew 9% in the second quarter, 15% in the third quarter, and 18% in the fourth quarter, resulting in full-year growth of 10%. Backlog was also up 18% versus prior year end. We delivered strong operating margin expansion and free cash flow generation in 2010, reflecting effective operating leverage and efficient asset management. In addition, we strengthened the portfolio with the acquisitions of Potelcom in June and TVC Communications in December. We see excellent opportunities to continue to invest in our business and further improve our market position in 2011.”
The following results are for the full-year period ended December 31, 2010 compared to the full-year period ended December 31, 2009:
•	Consolidated net sales were $5,063.9 million compared to $4,624.0 million, an increase of 9.5%. Consolidated net sales included a 1.3% positive impact from foreign exchange rates and a 0.4% positive impact from acquisitions.

•	Gross profit was $998.5 million, or 19.7% of sales, compared to $899.9 million, or 19.5% of sales.

•	SG&A expenses were $763.6 million, or 15.1% of sales, compared to $693.9 million, or 15.0% of sales. WESCO’s 2009 SG&A expenses included a net favorable impact of approximately $25.0 million related to temporary cost and discretionary benefit reductions.

•	Operating profit was $211.0 million, or 4.2% of sales, compared to $180.0 million, or 3.9% of sales. After adjusting for the 2009 impact of the temporary cost and discretionary benefit reductions, operating margins improved by approximately 80 basis points.

•	Total interest expense was $57.6 million, compared to $53.8 million. Non-cash interest expense for 2010 and 2009 was $4.3 million and $11.8 million, respectively.

•	The effective full-year tax rate was 26.7% compared to 23.4%. After adjusting for the net benefit of the previously mentioned tax matter, the full year effective tax rate would have been 27.9%. Without the impact of 2009’s convertible debenture exchange completed in the third quarter, the effective 2009 full-year tax rate would have been 24.0%.

•	Net income for the full-year was $115.5 million compared to $105.1 million for the prior year.

•	Diluted earnings per share were $2.50 per share, based on 46.1 million shares compared to $2.46 per share, based on 42.7 million shares. The resolution of the previously mentioned tax matter, net of other international tax items, negatively impacted 2010 EPS by $0.03. In the prior year, the gain on 2009’s convertible debenture exchange net of related tax effects had a $0.16 per share favorable impact on EPS, and the temporary cost and discretionary benefit reductions had a $0.44 per share favorable impact on EPS.

•	Full-year free cash flow was $112.2 million, compared to $278.6 million in the prior year.
Mr. Engel continued, “We expect the market will remain highly competitive as a gradual global economic recovery continues in 2011. We are focused on building on our 2010 successes as we continue to execute our strategy, accelerate our growth initiatives, and expand our geographic footprint and customer base. I am very proud of the results delivered by all WESCO employees in 2010 and I am confident in our team’s ability to produce outstanding results again in 2011.”
# # #
Teleconference
WESCO will conduct a teleconference to discuss the fourth quarter earnings as described in this News Release on Thursday, January 27, 2011, at 11:00 a.m. E.D.T. The conference call will be broadcast live over the Internet and can be accessed from the Company’s website at http://www.wesco.com. The conference call will be archived on this Internet site for seven days.
# # #
WESCO International, Inc. (NYSE: WCC), a publicly traded Fortune 500 company headquartered in Pittsburgh, Pennsylvania, is a leading provider of electrical, industrial, and communications maintenance, repair and operating (“MRO”) and original equipment manufacturers (“OEM”) products, construction materials, and advanced supply chain management and logistics services. 2010 annual sales were approximately $5.1 billion. The Company employs approximately 6,800 people, maintains relationships with over 17,000 suppliers, and serves over 100,000 customers worldwide. Customers include industrial and commercial businesses, contractors, governmental agencies, institutions, telecommunications providers and utilities. WESCO operates seven fully automated distribution centers and over 400 full-service branches in North America and international markets, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.
# # #
The matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. Certain of these risks are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as well as the Company’s other reports filed with the Securities and Exchange Commission.
Contact: Richard Heyse, Vice President & Chief Financial Officer
WESCO International, Inc. (412) 454-2392, Fax: (412) 222-7566
http://www.wesco.com

WESCO INTERNATIONAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(dollar amounts in millions, except per share amounts)
(Unaudited)

	Three Months		Three Months
	Ended		Ended
	December 31,		December 31,
	2010		2009
Net sales	$1,331.6		$1,132.7
Cost of goods sold (excluding depreciation and amortization below)	1,061.3	79.7%	915.7	80.8%
Selling, general and administrative expenses	204.1	15.3%	168.3	14.9%
Depreciation and amortization	6.2		6.1

Income from operations	60.0	4.5%	42.6	3.8%
Interest expense, net	15.9		13.8
Other income	—		(0.9)

Income before income taxes	44.1	3.3%	29.7	2.6%
Provision for income taxes	9.3		7.9

Net income	$34.8	2.6%	$21.8	1.9%

Diluted earnings per common share	$0.72		$0.51
Weighted average common shares outstanding and common share equivalents used in computing diluted earnings per share (in millions)	48.3		42.9

WESCO INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(dollar amounts in millions, except per share amounts)
(Unaudited)

	Twelve Months		Twelve Months
	Ended		Ended
	December 31,		December 31,
	2010		2009
Net sales	$5,063.9		$4,624.0
Cost of goods sold (excluding depreciation and amortization below)	4,065.4	80.3%	3,724.1	80.5%
Selling, general and administrative expenses	763.6	15.1%	693.9	15.0%
Depreciation and amortization	23.9		26.0

Income from operations	211.0	4.2%	180.0	3.9%
Interest expense, net	57.6		53.8
Gain on debt exchange	—		(6.0)
Other income	(4.3)		(5.0)

Income before income taxes	157.7	3.1%	137.2	3.0%
Provision for income taxes	42.2		32.1

Net income	$115.5	2.3%	$105.1	2.3%

Diluted earnings per common share	$2.50		$2.46
Weighted average common shares outstanding and common share equivalents used in computing diluted earnings per share (in millions)	46.1		42.7

WESCO INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollar amounts in millions)
(Unaudited)

	December 31,	December 31,
	2010	2009
Assets
Current Assets
Cash and cash equivalents	$53.6	$112.3
Trade accounts receivable	792.7	635.8
Inventories, net	588.8	507.2
Other current assets	78.6	75.7

Total current assets	1,513.7	1,331.0
Other assets	1,313.1	1,163.2

Total assets	$2,826.8	$2,494.2

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$537.5	$453.1
Current debt	4.0	94.0
Other current liabilities	166.7	133.7

Total current liabilities	708.2	680.8

Long-term debt	725.9	597.9
Other noncurrent liabilities	244.1	219.2

Total liabilities	1,678.2	1,497.9

Stockholders’ Equity
Total stockholders’ equity	1,148.6	996.3

Total liabilities and stockholders’ equity	$2,826.8	$2,494.2

WESCO INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in millions)
(Unaudited)

	Twelve Months Ended	Twelve Months Ended
	December 31, 2010	December 31, 2009
Operating Activities:
Net income	$115.5	$105.1
Add back (deduct):
Depreciation and amortization	23.9	26.0
Deferred income tax	21.0	(8.0)
Change in Trade and other receivables, net	(118.5)	179.7
Change in Inventories, net	(34.0)	107.8
Change in Accounts Payable	53.9	(114.3)
Other	65.5	(4.7)

Net cash provided by operating activities	127.3	291.6

Investing Activities:
Capital expenditures	(15.1)	(13.0)
Acquisition payments	(265.4)	(0.3)
Proceeds from sale of subsidiary	40.0	—
Collection of note receivable	15.0	—
Other	5.0	2.6

Net cash used by investing activities	(220.5)	(10.7)

Financing Activities:
Debt borrowing (repayments), net	33.5	(255.6)
Equity activity, net	4.3	2.6
Other	(7.2)	(11.9)

Net cash provided (used) by financing activities	30.6	(264.9)

Effect of exchange rate changes on cash and cash equivalents	3.9	10.0

Net change in cash and cash equivalents	(58.7)	26.0
Cash and cash equivalents at the beginning of the period	112.3	86.3

Cash and cash equivalents at the end of the period	$53.6	$112.3

WESCO INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (CONTINUED)
(dollar amounts in millions)
(Unaudited)

	Three Months	Three Months
	Ended	Ended
	December 31,	December 31,
	2010	2009
Free Cash Flow:
Cash flow provided by operations	$51.8	$0.8
Less: Capital Expenditures	(5.0)	(2.5)

Free Cash Flow	$46.8	$(1.7)

	Twelve Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2010	2009
Free Cash Flow:
Cash flow provided by operations	$127.3	$291.6
Less: Capital Expenditures	(15.1)	(13.0)

Free Cash Flow	$112.2	$278.6

Note:	Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company’s financing needs.

WESCO INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (CONTINUED)
(dollar amounts in millions)
(Unaudited)

	Three Months	Three Months
	Ended	Ended
	December 31,	December 31,
	2010	2009
Gross Profit:
Net Sales	$1,331.6	$1,132.7
Cost of goods sold (excluding depreciation and amortization)	1,061.3	915.7

Gross profit	$270.3	$217.0

Gross margin	20.3%	19.2%

	Twelve Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2010	2009
Gross Profit:
Net Sales	$5,063.9	$4,624.0
Cost of goods sold (excluding depreciation and amortization)	4,065.4	3,724.1

Gross profit	$998.5	$899.9

Gross margin	19.7%	19.5%

Note:	Gross profit is provided by the Company as an additional financial measure. Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. This amount represents a commonly used financial measure within the distribution industry. Gross margin is calculated by dividing gross profit by net sales.

WESCO INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (CONTINUED)
(dollar amounts in millions)
(Unaudited)

	Three Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2009	2009
Adjusted Operating Profit:
Income from operations	$42.6	$180.0
Less: Temporary cost reductions	(6.0)	(25.0)

Adjusted operating profit	$36.6	$155.0

Net Sales	$1,132.7	$4,624.0
Adjusted operating profit as a percentage of net sales	3.2%	3.4%

Note:	Adjusted operating profit is provided by the Company as an additional financial measure to show the quality of 2010 earnings. Adjusted operating profit is calculated by deducting the impact of 2009 temporary cost and discretionary benefit reductions from 2009 income from operations.

WESCO INTERNATIONAL, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (CONTINUED)
(dollar amounts in millions)
(Unaudited)

			Adjusted
	Three Months		Three Months
	Ended		Ended
	December 31,	Temporary	December 31,
	2009	Reductions	2009
Adjusted Income Before Taxes,
Net Income and EPS:
Income before taxes	$29.7	$6.0	$23.7
Income tax expense	7.9	1.6	6.3

Net income	$21.8	$4.4	$17.4

Earnings per share	$0.51	$0.10	$0.41

				Adjusted
	Twelve Months			Twelve Months
	Ended		Gain on	Ended
	December 31,	Temporary	Convertible	December 31,
	2009	Reductions	Debt	2009
Adjusted Income Before Taxes,
Net Income and EPS:
Income before taxes	$137.2	$25.0	$6.0	$106.2
Income tax expense	32.1	6.0	(0.6)	26.7

Net income	$105.1	$19.0	$6.6	$79.5

Earnings per share	$2.46	$0.44	$0.16	$1.86

Note:	Adjusted income before taxes is provided by the Company as an additional financial measure to show the quality of 2010 earnings. Adjusted income before taxes is calculated by deducting the impact of 2009 temporary cost and discretionary benefit reductions and the gain on the convertible debenture exchange from 2009 reported income before taxes. Earnings per share is calculated by dividing net income by 42.9 million shares and 42.7 million shares for the three and twelve months ended December 31, 2009, respectively.